SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)   February 15, 2001
                                                   -----------------

                            U.S. DATA AUTHORITY, INC.
               ---------------------------------------------------
               (Exact name of Company as specified in its charter)



       Florida                          000-28251                65-0693150
----------------------------       -----------------         -------------------
(State or other jurisdiction       (Commission File            (IRS Employer
 or incorporation)                     Number)               Identification No.)



        3500 NW Boca Raton Boulevard, Building 811, Boca Raton, Florida 33431
        ---------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Company's telephone number, including area code      (561) 368-0032
                                                     --------------


          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On February 15, 2001, pursuant to two Subscription Agreements, the Company raised $250,000 through the issuance of one year 10% Convertible Debentures (the "Debentures") to the Company's Chief Executive Officer and its Chairman of the Board, respectively. Interest on the Debentures shall be paid in monthly installments. The principal and interest due under the Debentures may not be prepaid by the Company. The principal and interest due under the Debentures shall be convertible, at the option of the holder, into shares of the Company's newly designated Class A Convertible Preferred Stock (the "Preferred Stock") for $.20 per share. Holders of the Preferred Stock (i) shall not be entitled to receive dividends with respect to their Preferred Stock, (ii) shall have no preference on liquidation with respect to their Preferred Stock, and
(iii) shall be entitled to ten (10) votes for each share of Preferred Stock held, on all matters submitted to a vote of the shareholders of the Company. Each share of Preferred Stock shall be automatically converted into 1 share of the Company's common stock, par value $.02 per share ("Common Stock"), on February 15, 2004 (subject to standard anti-dilution provisions). The Company shall have no right to redeem the shares of Preferred Stock.

         Upon conversion of the Debentures in full, Mr. Shamy would have 37.79% of the votes on any matter submitted to a vote of the Company's shareholders.

         The foregoing summary of the Subscription Agreements, Debentures and Articles of Amendment to the Articles of Incorporation of the Company designating the Preferred Stock is qualified in its entirety by reference to the actual agreements and documents filed with this Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

      (a)    Financial Statements and Pro Forma Financial Information

             None.

      (b)    Exhibits.

             3.1 Articles of Amendment to the Articles of Incorporation of the Company designating the Preferred Stock, dated March 2, 2001.

             10.1 Subscription  Agreement dated February 15, 2000 by and between the Company and Joseph Shamy.

             10.2 Subscription  Agreement dated February 15, 2000 by and between the Company and David P. Lonski.

             10.3 Convertible  Promissory Note  dated February 15, 2001 from the
                  Company to Joseph Shamy.

             10.4 Convertible  Promissory  Note dated February 15, 2001 from the
                  Company to David P. Lonski.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                                     U.S. DATA AUTHORITY, INC.


                                                     By: /s/ Joseph Shamy
                                                     ---------------------------
                                                     Joseph Shamy
                                                     Its C.E.O. and President

Dated: March 2, 2001